SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 29, 2003


             Credit Suisse First Boston Mortgage Securities Corp.,

             Credit Suisse First Boston Mortgage Securities Corp.,
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            (Exact name of registrant as specified in its charter)

        Delaware                        333-97955            13-3320910
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(State or Other Jurisdiction of       (Commission      (I.R.S. Employer
        Incorporation)                File Number)     Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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         Credit Suisse First Boston Mortgage Securities Corp. (the "Company")
entered into a pooling and servicing agreement dated as of September 11, 2003 among the Company, as depositor (in such capacity, the "Depositor"), Keycorp Real Estate Capital Markets, Inc., as master servicer (in such capacity, the "Master Servicer"), Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") (the "Pooling and Servicing Agreement"). On September 29, 2003, in accordance with the Pooling and Servicing Agreement, the Depositor: (a) established a trust (the "Trust"), the primary assets of which consisted of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"); and (b) caused the issuance of the Series 2003-C4 Commercial Mortgage Pass-Through Certificates (the "Certificates"), which collectively evidence the entire beneficial ownership of the Trust and its assets. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The Company entered into a mortgage loan purchase agreement dated as of September 11, 2003 by and between the Depositor and Column Financial, Inc. ("Column") (the "Column MLPA"). Certain of the Mortgage Loans (the "Column Mortgage Loans") were acquired by the Company under the Column MLPA. The Column MLPA sets forth representations and warranties made by Column in respect of the Column Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The Column MLPA is annexed hereto as Exhibit 4.2

         The Company entered into a mortgage loan purchase agreement dated as of September 11, 2003 by and between the Depositor and KeyBank National Association ("KeyBank") (the "KeyBank MLPA"). Certain of the Mortgage Loans (the "KeyBank Mortgage Loans") were acquired by the Company under the KeyBank MLPA. The KeyBank MLPA sets forth representations and warranties made by KeyBank in respect of the KeyBank Mortgage Loans, the benefit of which were assigned by the Depositor to the Trust. The KeyBank MLPA is annexed hereto as
Exhibit 4.3

         The Column Mortage Loans and the KeyBank Mortgage Loans collectively constitute all the Mortgage Loans.

         The Company entered into an underwriting agreement dated as of September 11, 2003 by and between the Depositor and Credit Suisse First Boston LLC ("CSFB"), on behalf of itself and as representative of the other underwriters (the "Underwriting Agreement"), with respect to the Class A-1, A-2, A-3, A-4, B, C, D and E Certificates. The Underwriting Agreement is annexed hereto as Exhibit 1.1.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      1.1 The Underwriting Agreement dated as of September 11, 2003, by and between the Depositor and CSFB, on behalf of itself and as representative of the other underwriters.

      4.1 The Pooling and Servicing Agreement dated as of September 11, 2003, by and among the Depositor, the Master Servicer, the Special Servicer and the Trustee.

      4.2 The Column MLPA dated as of September 11, 2003, by and between the Depositor and Column.

      4.3 The KeyBank MLPA dated as of September 11, 2003, by and between the Depositor and KeyBank.



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                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 29, 2003.

                              CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.



                              By:      /s/ Jeffrey Altabef
                                 -----------------------------------
                                 Name: Jeffrey Altabef
                                 Title: Director



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Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

1.1        Underwriting Agreement dated as of September 11, 2003,
           by and between the Depositor and CSFB, on behalf of itself
           and as representative of the other underwriters.                 6

4.1        Pooling and Servicing Agreement dated as of September 11, 2003, by and among the Depositor, the Master Servicer, the
           Special Servicer and the Trustee.                                7

4.2        Column MLPA dated as of September 11, 2003,
           by and between the Depositor and Column.                         8

4.3        KeyBank MLPA dated as of September 11, 2003,
           by and between the Depositor and KeyBank.                        9